Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Strateco Resources Inc. (the “Company”), on Form 10-Q, for the period ending June 30, 2009 (the “Report”), we, Guy Hébert, President and Chief Executive Officer and Ingrid Martin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934;

(2)

N/A

August 7, 2009

/s/ Guy Hébert

__________________

Guy Hébert

President and Chief Executive Officer

August 7, 2009

/s/ Ingrid Martin, CA

__________________

Ingrid Martin, CA

Chief Financial Officer